                                                                     EXHIBIT 4.5

                                WARRANT AGREEMENT

                                 by and between

                                    APW LTD.

                                       and

                     AMERICAN STOCK TRANSFER & TRUST COMPANY

                                as Warrant Agent

                                 60,606 Warrants


                            Dated as of July 31, 2002

                                TABLE OF CONTENTS

                                                                                                             PAGE
Article 1        DEFINITIONS....................................................................................2
Article 2        ISSUANCE OF WARRANTS...........................................................................4
        2.1   Initial Issuance..................................................................................4
        2.2   Initial Share Amount..............................................................................4
        2.3   Form of Warrant Certificates......................................................................4
        2.4   Execution of Warrant Certificates.................................................................4
        2.5   Countersignature of Warrant Certificates..........................................................5
Article 3        EXERCISE PERIOD................................................................................5
Article 4        EXERCISE OF WARRANTS...........................................................................5
        4.1   The Exercise Price................................................................................5
        4.2   Manner of Exercise................................................................................5
        4.3   When Exercise Effective...........................................................................6
        4.4   Delivery of Certificates, Etc.....................................................................6
        4.5   Fractional Shares.................................................................................7
Article 5        ADJUSTMENT OF THE AMOUNT OF WARRANT SHARES
                 ISSUABLE AND THE EXERCISE PRICE UPON EXERCISE..................................................7
        5.1   Adjustment of Exercise Price and Number of Warrant Shares.........................................7
        5.5   No De Minimis Adjustments; Calculation to Nearest Cent and One-hundredth of Share.................8
        5.6   Notice of Adjustment; Warrant Agent's Disclaimer..................................................8
        5.7   Other Notices.....................................................................................9
        5.8   No Change in Warrant Terms on Adjustment..........................................................9
Article 6        SALE OF THE COMPANY............................................................................9
Article 7        NOTIFICATION OF CERTAIN EVENTS................................................................10
        7.1   Corporate Action.................................................................................10
        7.2   Available Information............................................................................11
Article 8        COVENANTS.....................................................................................11
Article 9        RESERVATION OF STOCK..........................................................................11
Article 10       LOSS OR MUTILATION............................................................................11
Article 11       WARRANT REGISTRATION..........................................................................12

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                             PAGE
        11.1  Registration.....................................................................................12
        11.2  Transfer or Exchange.............................................................................12
        11.3  Valid and Enforceable............................................................................12
        11.4  Endorsement......................................................................................12
        11.5  No Service Charge................................................................................13
        11.6  Treatment of Holders of Warrant Certificates.....................................................13
        11.7  Cancellation.....................................................................................13
Article 12       WARRANT AGENT.................................................................................13
        12.1  Appointment......................................................................................13
        12.2  Obligations Binding..............................................................................13
        12.3  No Liability.....................................................................................13
        12.4  Instructions.....................................................................................14
        12.5  Agents...........................................................................................14
        12.6  Cooperation......................................................................................14
        12.7  Agent Only.......................................................................................14
        12.8  Right to Counsel.................................................................................14
        12.9  Compensation.....................................................................................15
        12.10 Accounting.......................................................................................15
        12.11 No Conflict......................................................................................15
        12.12 Resignation; Termination.........................................................................15
        12.13 Change of Warrant Agent..........................................................................16
        12.14 Successor Warrant Agent..........................................................................16
Article 13       REMEDIES, ETC.................................................................................17
Article 14       MISCELLANEOUS.................................................................................17
        14.1  Notices..........................................................................................17
        14.2  Governing Law and Consent to Forum...............................................................18
        14.3  Benefits of this Agreement.......................................................................18
        14.4  Agreement of Holders of Warrant Certificates.....................................................18
        14.5  Counterparts.....................................................................................18
        14.6  Amendments.......................................................................................18

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                             PAGE
    14.7      Consent to Jurisdiction....................................................................... ..18
    14.8      Headings.........................................................................................19
    14.9      Severability.....................................................................................19

EXHIBITS

Exhibit A: Form of Warrant Certificate

                                WARRANT AGREEMENT

        THIS WARRANT AGREEMENT is made and entered into as of July 31, 2002 by and between APW Ltd. a Bermuda company (the "Company"), and American Stock Transfer & Trust Company, as Warrant Agent (the "Warrant Agent").

                                   WITNESSETH:

        WHEREAS, on May 16, 2002 (the "Commencement Date"), each of BQX Ltd., a Bermuda company (of which the Company is the successor in interest) ("OldCo") and its wholly owned indirect subsidiary, Vero Electronics, Inc. (the "Debtors") filed with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") a voluntary petition for relief under chapter 11 of title 11, United States Code (the "Bankruptcy Code"); and

        WHEREAS, on May 30, 2002, a proceeding (the "Bermuda Proceeding") was commenced pursuant to the Companies Act 1981 with respect to OldCo in the Bermuda Supreme Court in connection with a winding-up petition; and

        WHEREAS, on May 30, 2002, the Bermuda court appointed Malcolm L. Butterfield of KPMG Bermuda and Philip W. Wallace of KPMG, London, England as joint provisional liquidators of Assignor (or, as referred to herein, the "JPLs"); and

        WHEREAS, on June 19, 2002, the Debtors filed with the Bankruptcy Court the Amended and Restated Plan of Reorganization of the Debtors dated as of June 19, 2002 (the "Plan"); and

        WHEREAS, in connection with the Plan, the Company is issuing warrants which are exercisable to purchase up to 60,606 Common Shares (as defined herein), subject to adjustment as provided herein (the "Warrants"), to the holders of Subclass 8A Equity Interests in OldCo in partial exchange for such Equity Interests and in accordance with the Plan;

        WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company and the Warrant Agent is willing to act, in connection with the issuance, transfer, exchange, replacement and exercise of the Warrant Certificates (as defined herein) and other matters as provided herein; and

        WHEREAS, the Company desires to enter into this Agreement to set forth the terms and conditions of the Warrants and the rights of the holders thereof;

        NOW, THEREFORE, in consideration of the foregoing premises and of the mutual agreements set forth herein, the Company and the Warrant Agent hereby agree as follows:

                                    ARTICLE 1

                                  DEFINITIONS

        As used herein, the following terms have the following respective meanings:

        "Agreement" means this Warrant Agreement, as the same may be amended or modified from time to time hereafter.

        "Bankruptcy Court" has the meaning set forth in the preamble.

        "Business Day" means any day other than a Saturday or a Sunday or a day on which commercial banking institutions in New York City, New York are authorized or required by law to be closed; provided, that, in determining the period within which certificates or Warrants are to be issued and delivered at a time when Warrant Shares are listed or admitted to trading on any national securities exchange or in the over-the-counter market and in determining the Market Price of any securities listed or admitted to trading on any national securities exchange or in the over-the-counter market, "Business Day" shall mean any day when the principal exchange on which such securities are then listed or admitted to trading is open for trading or, if such securities are traded in the over-the-counter market in the United States, such market is open for trading; and provided, further, that any reference in this Agreement to "days" (unless Business Days are specified) shall mean calendar days.

        "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act of 1933, as amended, or the Exchange Act, whichever is the relevant statute for the particular purpose.

        "Common Shares" means, collectively, the Company's common shares, par value $.02 per share, and any shares of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

        "Company" has the meaning specified in the preamble hereof.

        "Exchange Act" means the Securities Exchange Act of 1934, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be amended and in effect at the time. Any reference herein to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such successor Federal statute.

        "Exercise Date" means, for a given Warrant, the day on which such Warrant is exercised pursuant to Article 4 of this Agreement.

        "Exercise Period" means the period commencing on August 1, 2002 and ending at 5:00 P.M., New York time, on July 31, 2009, unless terminated earlier pursuant to Article 6.

        "Exercise Price" has the meaning specified in Section 4.1 hereof.

        "Independent Third Party" means any Person who, immediately prior to the contemplated transaction, does not own in excess of 5% of the Company's Common Shares (a "5% Owner"), who is not controlling, controlled by or under common control with any such 5% Owner and who is not the spouse or descendent (by birth or adoption) of any such 5% Owner or a trust for the benefit of such 5% Owner and/or such other Persons.

        "Market Price" means as to any security as of any particular date the average of the closing prices of such security's sales on all domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day; provided that if such security is listed on any domestic securities exchange the term "business days" as used in this sentence means business days on which such exchange is open for trading. If at any time such security is not listed on any domestic securities exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the "Market Price" shall be the fair value thereof determined in good faith by the board of directors of the Company. The determination of the board of directors of the Company shall be final and binding on the holders of the Warrants.

        "Original Issue Date" means the Effective Date (as defined in the Plan).

        "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

        "Plan" has the meaning specified in the recitals hereto.

        "Sale of the Company" means the sale of the Company to an Independent Third Party or group of Independent Third Parties pursuant to a sale of all or substantially all of the Company's assets determined on a consolidated basis, an amalgamation, a scheme of arrangement, a merger or a sale of all or substantially all of the Company's shares.

        "Warrant Agent" has the meaning specified in the preamble hereof.

        "Warrant Certificates" has the meaning specified in Section 2.3 hereof.

        "Warrants" has the meaning set forth in the recitals hereto.

        "Warrant Shares" means shares of the Common Shares; provided that if there is a change such that the securities issuable upon exercise of the Warrants are issued by an entity other than the Company or there is a change in the type or class of securities so issuable, then the term "Warrant Shares" shall mean one share of the security issuable upon exercise of the Warrants if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

                                    ARTICLE 2

                              ISSUANCE OF WARRANTS

        2.1 Initial Issuance. On the Original Issue Date, the Company shall, pursuant to the Plan, deliver to the Company's disbursing agent under the Plan, for re-distribution, a global certificate for an aggregate of 60,606 Warrants.

        2.2 Initial Share Amount. The number of Common Shares purchasable upon exercise of the Warrants shall be one (1) Common Share to one (1) Warrant, subject to adjustments from and after the Original Issue Date as provided in
Article 5 of this Agreement.

        2.3 Form of Warrant Certificates. The Warrants shall be evidenced by certificates substantially in the form attached hereto as Exhibit A (the "Warrant Certificates") or may, if the Company so directs, be issued in book-entry form. Each Warrant Certificate shall be dated as of the Original Issue Date or, in the event of a division, exchange, substitution or transfer of any of the Warrants, on the date of such event. The Warrant Certificate may have such further legends and endorsements stamped, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of the Plan or this Agreement, or as may be required to comply with any law or with any rule or regulation pursuant thereto or with any rule or regulation of any securities exchange, market or trading facility on which the Warrants may be listed or admitted for trading.

        2.4 Execution of Warrant Certificates. Warrant Certificates shall be executed on behalf of the Company by its Chairman of the Board, Chief Executive Officer, President, any Senior Vice President, any Vice President, Treasurer or Secretary, either manually or by facsimile signature printed thereon. In case any such officer of the Company whose signature shall have been placed upon any Warrant Certificate shall cease to be such officer of the Company before countersignature by the Warrant Agent or issuance and delivery thereof, such Warrant Certificate nevertheless may be countersigned by the Warrant Agent and issued and delivered with the same force and effect as though such person had not ceased to be such officer of the Company.

        The term "holder" or "holder of a Warrant Certificate" as used herein shall mean any Person in whose name at the time any Warrant Certificate shall be registered upon the books to be maintained by the Warrant Agent for such purpose.

        2.5 Countersignature of Warrant Certificates. Warrant Certificates shall be manually countersigned by an authorized signatory of the Warrant Agent and shall not be valid for any purpose unless so countersigned. Such manual countersignature shall constitute conclusive evidence of such authorization. No Warrant Certificate shall be valid for any purpose, and no Warrant evidenced thereby shall be exercisable, until such Warrant Certificate has been countersigned by the manual signature of the Warrant Agent. The Warrant Agent is hereby authorized to countersign, in accordance with the provisions of this
Section 2.5, and deliver any new Warrant Certificates, as directed by the Company pursuant to Section 2.1 of this Agreement and as and when required pursuant to the provisions of Articles 10 and 11 of this Agreement. Each Warrant Certificate shall, when manually countersigned by an authorized signatory of the Warrant Agent, entitle the holder thereof to exercise the rights as the holder of the number of Warrants set forth thereon, subject to the provisions of this Agreement.

                                    ARTICLE 3

                                EXERCISE PERIOD

        Each Warrant shall entitle the holder thereof to purchase from the Company one (1) Common Share (subject to the adjustments provided herein), at any time during the Exercise Period. Any Warrant not exercised during the Exercise Period shall become void, and all rights of the holder of the Warrant Certificate evidencing such Warrant under the Warrant Certificate or this Agreement shall cease.

                                    ARTICLE 4

                              EXERCISE OF WARRANTS

        4.1 The Exercise Price. The exercise price of each Warrant is $448.95 per Common Share (the "Exercise Price"). The Exercise Price is subject to adjustment pursuant to Article 5 hereof.

        4.2 Manner of Exercise. During the Exercise Period, all or any whole number of Warrants represented by a Warrant Certificate may be exercised by the registered holder thereof during normal business hours on any Business Day, by surrendering such Warrant Certificate, with the subscription form set forth therein duly completed and executed by such holder, by hand, by overnight courier or by mail to the Warrant Agent at its office addressed to 59 Maiden Lane, New York, New York 10038, Attention: Corporate Trust Department. Such Warrant Certificate shall be accompanied by payment in full in respect of each Warrant that is exercised, which shall be made by certified or official bank or bank cashier's check payable to the order of the Company, or by wire transfer of immediately available funds to an account designated by the Warrant Agent for the benefit of the Company. Upon such surrender and payment prior to the expiration of the Exercise Period, such holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable Warrant Shares determined as provided in Articles 2 and 3, and as and if adjusted pursuant to Article 5.

        4.3 When Exercise Effective. Each exercise of any Warrant pursuant to Section 4.2 shall be deemed to have been effected immediately prior to the close of business on the Business Day on which the Warrant Certificate representing such Warrant, duly executed, with accompanying payment, shall have been delivered as provided in Section 4.2, and at such time the Person or Persons in whose name or names the certificate or certificates for Warrant Shares shall be issuable upon such exercise as provided in Section 4.4 shall be deemed to have become the holder or holders of record thereof.

        4.4 Delivery of Certificates, Etc. (a) As promptly as practicable after the exercise of any Warrant, and in any event within three (3) Business Days thereafter, the Company at its expense (other than as to payment of transfer taxes, if any, which will be paid by the holder) will cause to be issued and delivered to such holder, or as such holder may otherwise direct in writing (subject to Article 10),

                (i) a certificate or certificates for the number of Warrant Shares to which such holder is entitled, and

                (ii) if less than all the Warrants represented by a Warrant Certificate are exercised, a new Warrant Certificate or Certificates of the same tenor and for the aggregate number of Warrants that were not exercised, executed and countersigned in accordance with Sections 2.4 and 2.5.

        (b) The Warrant Agent shall countersign any new Warrant Certificate, register it in such name or names as may be directed in writing by such holder, and shall deliver it to the Person entitled to receive the same in accordance with this Section 4.4. The Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrant Certificates executed on behalf of the Company for such purpose.

        (c) Upon any exercise of Warrants, the Warrant Agent shall, from time to time, as promptly as practicable, advise the Treasurer of the Company or his or her designee of (i) the number of Warrants exercised, (ii) the instruction of each holder of the Warrant Certificates evidencing such Warrants with respect to delivery of the Warrant Shares to which such holder is entitled upon such exercise, (iii) the timing of delivery of Warrant Certificates evidencing the balance, if any, of the Warrants remaining after such exercise, and (iv) such other information as the Company shall reasonably require.

        (d) The Company shall not be required to pay any stamp or other tax or other governmental charge required to be paid in connection with any transfer involved in the issue of the Warrant Shares to a Person other than a registered holder; and in the event that any such transfer is involved, the Company shall not be required to issue or deliver any Warrant Certificate or Warrant Share until such tax or other charge shall have been paid or it has been established to the Company's reasonable satisfaction that no such tax or other charge is due.

        4.5 Fractional Shares. The Company shall not be required to issue Warrants which are exercisable to acquire fractions of Warrant Shares, to issue fractions of Warrant Shares upon exercise of the Warrants or to distribute certificates which evidence fractional Warrant Shares. As to any Warrant which is otherwise exercisable to acquire fractions of Warrant Shares or any fractional share of Warrant Shares which the registered holder would otherwise be entitled to subscribe for from the Company upon such exercise, the Company shall, at its election, redeem such Warrant or fractional Warrant Share for cash in an amount equal to the Market Price thereof.

                                    ARTICLE 5

                   ADJUSTMENT OF THE AMOUNT OF WARRANT SHARES
                 ISSUABLE AND THE EXERCISE PRICE UPON EXERCISE

        5.1 Adjustment of Exercise Price and Number of Warrant Shares. In order to prevent dilution of the rights granted under the Warrants, the Exercise Price shall be subject to adjustment from time to time as provided in this
Section 5, and the number of Warrant Shares obtainable upon exercise of the Warrant shall be subject to adjustment from time to time as provided in this
Section 5.

        5.2 Subdivision or Combination of Common Shares. If the Company at any time subdivides (by any share split, share dividend, recapitalization or otherwise) one or more classes of its outstanding Common Shares into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares obtainable upon exercise of the Warrants shall be proportionately increased. If the Company at any time combines (by reverse share split or otherwise) one or more classes of its outstanding Common Shares into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares obtainable upon exercise of the Warrants shall be proportionately decreased. An adjustment made pursuant to this Section 5.2 shall become effective on the date of each and every dividend payment, subdivision, combination or issuance retroactive to the record date with respect thereto, if any, for such events. Such adjustment shall be made successively for each and every occurrence of such events whenever such events occur.

        5.3 Reorganization, Reclassification, Amalgamation, Merger or Sale. Any transaction in which the Company (i) consolidates with, amalgamates with or merges into any other entity and is not the continuing or surviving corporation of such consolidation, amalgamation or merger, or (ii) permits any other entity to consolidate with, amalgamate with or merge into the Company and the Company is the continuing or surviving corporation but, in connection with such consolidation, amalgamation or merger, the Common Shares are changed into or exchanged for stock or other securities of any other corporation or cash or any other assets, or (iii) transfers all or substantially all of its properties and assets to any other entity, or (iv) effects a recapitalization, capital reorganization or reclassification of the capital stock of the Company in such a way that holders of Common Shares shall be entitled to receive (either directly or upon subsequent liquidation) stock, securities, cash or assets with respect to or in exchange for Common Shares is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Company shall make appropriate provision to ensure that each of the holders of the Warrants shall thereafter have the right to acquire and receive, in lieu of or addition to (as the case may be) the Warrant Shares immediately theretofore acquirable and receivable upon the exercise of such holder's Warrant, such shares, stock, securities or assets as may be issued or payable with respect to or in exchange for the number of Warrant Shares immediately theretofore acquirable and receivable upon exercise of such holder's Warrant had such Organic Change not taken place. In any such case, the Company shall make appropriate provision with respect to such holders' rights and interests to ensure that the provisions of this Section 5 shall thereafter be applicable to the Warrants. To the extent permitted by law, the Company shall not effect any such consolidation, amalgamation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation, amalgamation or merger or the entity purchasing such assets assumes by written instrument, the obligation to deliver to each such holder such shares, stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire. Notwithstanding the foregoing, "Organic Change" shall not include a Sale of the Company.

        5.4 Certain Events. If any event occurs of the type contemplated by the provisions of this Section 5 but not expressly provided for by such provisions (including, without limitation, the granting of share appreciation rights, phantom share rights or other rights with equity features), then the Company's board of directors shall make an appropriate adjustment in the Exercise Price and the number of Warrant Shares obtainable upon exercise of the Warrants so as to protect the rights of the holders of the Warrants; provided that no such adjustment shall increase the Exercise Price or decrease the number of Warrant Shares obtainable as otherwise determined pursuant to this Section 5.

        5.5 No De Minimis Adjustments; Calculation to Nearest Cent and One-hundredth of Share. No adjustment in the Exercise Price shall be required under this Article 5 unless such adjustment would require an increase or decrease of at least one percent (1%) of such price. All calculations under this
Article 5 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

        5.6 Notice of Adjustment; Warrant Agent's Disclaimer. (a) Whenever the Exercise Price and securities issuable shall be adjusted as provided in this
Article 5, the Company shall forthwith file with the Warrant Agent a statement, signed by the Chairman of the Board, Chief Executive Officer, President, any Senior Vice President, any Vice President, the Treasurer or Secretary of the Company, stating in detail the facts requiring such adjustment, the method of calculation thereof, the Exercise Price that will be effective after such adjustment and the impact of such adjustment on the number and kind of securities issuable upon exercise of the Warrants. The Company shall also cause the Warrant Agent to mail (first class, postage prepaid) a notice setting forth any such adjustments to each registered holder of Warrants at its last address appearing on the Warrant register.

        (b) Except as provided in paragraph (a) above, the Warrant Agent shall have no duty with respect to any statement filed with it except to keep the same on file and available for inspection by registered holders of Warrants during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any holder of a Warrant to determine whether any facts exist which may require any adjustment to the Exercise Price or securities issuable, or with respect to the nature or extent of any adjustment of the Exercise Price or securities issuable when made or with respect to the method employed in making such adjustment. The Warrant Agent shall not be responsible for the Company's failure to comply with any provision of this
Article 5.

        5.7 Other Notices. In case the Company after the date hereof shall propose to take any action of the type described in Section 5.2 or 5.3 of this
Article 5, the Company shall give notice to the Warrant Agent and to each registered holder of a Warrant in the manner set forth in subsection 5.6 of this
Article 5, which notice shall specify the date on which a record shall be taken with respect to any such action. Such notice shall be given at least ten (10) days prior to the record date with respect thereto. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action. Where appropriate, such notice may be included as part of a notice required to be mailed under the provision of subsection 5.6 of this Article 5.

        5.8 No Change in Warrant Terms on Adjustment. Irrespective of any adjustments in the Exercise Price or the number of Common Shares issuable upon exercise, Warrants theretofore or thereafter issued may continue to express the same prices and number of shares as are stated in the similar Warrants issuable initially, or at some subsequent time, pursuant to this Agreement, and the Exercise Price and such number of shares issuable upon exercise specified thereon shall be deemed to have been so adjusted.

                                    ARTICLE 6

                              SALE OF THE COMPANY

        In the case that the Board of Directors of the Company approves a Sale of the Company, the Company shall cause to be filed with the Warrant Agent and mailed to each holder of a Warrant a written notice at least 20 days prior to the date on which such Sale of the Company shall take place specifying the date or expected date of such Sale of the Company, and the amount and character of what is to be received by the holders of Common Shares upon such consummation of the Sale of the Company. Notwithstanding anything contained herein to the contrary, on the date on which a Sale of the Company is consummated, the Exercise Period for the Warrants shall end and the Warrants shall terminate. If the exercise of the Warrants is made in connection with a Sale of the Company, the exercise may, at the election of the holder, be conditioned upon the consummation of the Sale of the Company, in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

                                    ARTICLE 7

                         NOTIFICATION OF CERTAIN EVENTS

        7.1     Corporate Action. In the event of:

        (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (excluding cash distributions made as a dividend payable out of earnings or out of surplus legally available for dividends under the laws of the jurisdiction of incorporation of the Company) or other distribution of any kind, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right or interest of any kind; or

        (b) (i) any capital reorganization of the Company, (ii) any reclassification of the capital shares of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a split-up or combination), (iii) the consolidation, amalgamation or merger of the Company with or into any other corporation (other than a consolidation, amalgamation or merger in which the Company is the continuing corporation and which does not result in any change in the Warrant Shares), (iv) the sale or transfer of all, or substantially all, of the properties and assets of the Company to another Person, or (v) an exchange offer for Warrant Shares; or

        (c) the voluntary or involuntary dissolution, liquidation, or winding up of the Company,

the Company shall cause to be filed with the Warrant Agent and mailed to each holder of a Warrant a notice specifying (x) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of any such dividend, distribution or right or, if a record is not to be taken, the date as of which the holders of Common Shares of record to be entitled to such dividend, distribution, or right are to be determined, and the amount and character of such dividend, distribution or right, or (y) the date or expected date on which any such reorganization, reclassification, consolidation, merger, amalgamation sale, transfer, exchange offer, dissolution, liquidation or winding up is expected to become effective, and the time, if any such time is to be fixed, as of which holders of record of Common Shares shall be entitled to exchange their Common Shares for the securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, amalgamation sale, transfer, exchange offer, dissolution, liquidation or winding up. Such notice shall be delivered not less than twenty (20) days prior to such date therein specified, in the case of any such date referred to in clause (x) of the preceding sentence, and not less than thirty (30) days prior to such date therein specified, in the case of any such date referred to in clause (y) of the preceding sentence. Failure to give such notice within the time provided or any defect therein shall not affect the legality or validity of any such action.

        7.2 Available Information. The Company shall promptly file with the Warrant Agent copies of its annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) that the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. If the Company is not required to make such filings, the Company shall promptly deliver to the Warrant Agent copies of any annual, quarterly or other reports and financial statements that are generally provided to holders of equity or debt securities of the Company (other than bank or similar institutional debt) in their capacity as holders of such securities.

                                    ARTICLE 8

                                   COVENANTS

        The Company will (1) not increase the par value of any Common Shares receivable upon the exercise of a Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value and (2) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Common Shares upon the exercise of any Warrant.

                                    ARTICLE 9

                              RESERVATION OF STOCK

        The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Shares, solely for issuance and delivery upon exercise of Warrants, the full number of Common Shares from time to time issuable upon the exercise of all Warrants and any other outstanding warrants, options or similar rights, from time to time outstanding. All Common Shares shall be duly authorized and, when issued upon such exercise, shall be duly and validly issued, and (in the case of shares) fully paid and nonassessable, and free from all taxes, liens, charges, security interests, encumbrances and other restrictions created by or through the Company.

                                   ARTICLE 10

                               LOSS OR MUTILATION

        Upon receipt by the Company and the Warrant Agent of evidence reasonably satisfactory to them of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and of an indemnity bond reasonably satisfactory to them in form or amount, and (in the case of mutilation) upon surrender and cancellation thereof, then, in the absence of notice to the Company or the Warrant Agent that the Warrants represented thereby have been acquired by a bona fide purchaser, the Company shall execute and deliver to the Warrant Agent and, upon the Company's request, an authorized signatory of the Warrant Agent shall manually countersign and deliver, to the registered holder of the lost, stolen, destroyed or mutilated Warrant Certificate, in exchange for or in lieu thereof, a new Warrant Certificate of the same tenor and for a like aggregate number of Warrants. Upon the issuance of any new Warrant Certificate under this Article 10, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Warrant Agent) in connection therewith. Every new Warrant Certificate executed and delivered pursuant to this Article 10 in lieu of any lost, stolen, destroyed or mutilated Warrant Certificate shall be entitled to the same benefits of this Agreement equally and proportionately with any and all other Warrant Certificates, whether or not the allegedly lost, stolen, destroyed or mutilated Warrant Certificate shall be at any time enforceable by anyone. The provisions of this Article 10 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of mutilated, lost, stolen or destroyed Warrant Certificates.

                                   ARTICLE 11

                              WARRANT REGISTRATION

        11.1 Registration. The Warrant Certificates shall be issued in registered form only and shall be registered in the names of the record holders of the Warrant Certificates to whom they are to be delivered. The Warrant Agent shall maintain or cause to be maintained a register in which, subject to such reasonable regulations as it may prescribe, the Warrant Agent shall provide for the registration of Warrants and of transfers or exchanges of Warrant Certificates as provided in this Agreement. Such register shall be maintained at the office of the Warrant Agent located at the address therefor as provided in
Section 13.1. Such register shall be open for inspection upon notice at all reasonable times by the Warrant Agent and each holder of a Warrant.

        11.2 Transfer or Exchange. At the option of the holder, Warrant Certificates may be exchanged or transferred for other Warrant Certificates for a like aggregate number of Warrants, upon surrender of the Warrant Certificates to be exchanged at the office of the Warrant Agent maintained for such purpose at the address therefor as provided in Section 14.1. Whenever any Warrant Certificates are so surrendered for exchange or transfer, the Company shall execute, and an authorized signatory of the Warrant Agent shall manually countersign and deliver, the Warrant Certificates that the holder making the exchange is entitled to receive.

        11.3 Valid and Enforceable. All Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for such registration of transfer or exchange.

        11.4 Endorsement. Every Warrant Certificate surrendered for registration of transfer or exchange shall (if so required by the Company or the Warrant Agent) be duly endorsed, or be accompanied by an instrument of transfer in form reasonably satisfactory to the Company and the Warrant Agent and duly executed by the registered holder thereof or such holder's officer or representative duly authorized in writing.

        11.5 No Service Charge. No service charge shall be made to the Warrant Holder for any registration of transfer or exchange of Warrant Certificates.

        11.6 Treatment of Holders of Warrant Certificates. The Company and the Warrant Agent may treat the registered holder of a Warrant Certificate as the absolute owner thereof for any purpose and as the Person entitled to exercise the rights represented by the Warrants evidenced thereby, any notice to the contrary notwithstanding.

        11.7 Cancellation. Any Warrant Certificate surrendered for registration of transfer, exchange or the exercise of the Warrants represented thereby shall, if surrendered to the Company, be delivered to the Warrant Agent, and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly cancelled by the Warrant Agent. Any such Warrant Certificate shall not be reissued and, except as provided in this Article 11 in case of an exchange or transfer, in Article 10 in case of a mutilated Warrant Certificate and in Article 4 in case of the exercise of less than all the Warrants represented thereby, no Warrant Certificate shall be issued hereunder in lieu thereof. The Warrant Agent shall deliver to the Company from time to time or otherwise dispose of such cancelled Warrant Certificates in a manner reasonably satisfactory to the Company.

                                   ARTICLE 12

                                 WARRANT AGENT

        12.1 Appointment The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth in this Warrant Agreement, and the Warrant Agent hereby accepts such appointment.

        12.2 Obligations Binding. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the terms and conditions set forth in this Article 12. The Company, and the holders of Warrants by their acceptance thereof, shall be bound by all of such terms and conditions.

        12.3 No Liability. The Warrant Agent shall not by countersigning Warrant Certificates or by any other act hereunder be accountable with respect to or be deemed to make any representations as to the validity or authorization of the Warrants or the Warrant Certificates (except as to its countersignature thereon), as to the validity, authorization or value (or kind or amount) of any Warrant Shares or of any other securities or other property delivered or deliverable upon exercise of any Warrant, or as to the purchase price of such Warrant Shares, securities or other property. The Warrant Agent shall not (i) be liable for any recital or statement of fact contained herein or in the Warrant Certificates or for any action taken, suffered or omitted by the Warrant Agent in good faith in the belief that any Warrant Certificate or any other document or any signature is genuine or properly authorized, (ii) be responsible for determining whether any facts exist that may require any adjustment of the purchase price and the number of Warrant Shares purchasable upon exercise of Warrants, or with respect to the nature or extent of any such adjustments when made, or with respect to the method of adjustment employed, (iii) be responsible for any failure on the part of the Company to issue, transfer or deliver any Warrant Shares or other securities or property upon the surrender of any Warrant for the purpose of exercise or to comply with any other of the Company's covenants and obligations contained in this Agreement or in the Warrant Certificates or (iv) be liable for any act or omission in connection with this Agreement except for its own bad faith, negligence or willful misconduct.

        12.4 Instructions. The Warrant Agent is hereby authorized to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, Chief Executive Officer, President, any Senior Vice President, any Vice President, Treasurer or any Assistant Treasurer of the Company and to apply to any such officer for advice or instructions. The Warrant Agent shall not be liable for any action taken, suffered or omitted by it in good faith in accordance with the instructions of any such officer, except to the extent that it is determined in a final judgment by a court of competent jurisdiction that such action or omission resulted directly from the Warrant Agent's negligence.

        12.5 Agents. The Warrant Agent may execute and exercise any of the rights and powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, agents or employees, provided reasonable care has been exercised in the selection and in the continued employment of any such attorney, agent or employee. The Warrant Agent shall not be under any obligation or duty to institute, appear in, or defend any action, suit or legal proceeding in respect hereof, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper. The Warrant Agent shall promptly notify the Company in writing of any claim made or action, suit or proceeding instituted against the Warrant Agent arising out of or in connection with this Agreement.

        12.6 Cooperation. The Company will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may reasonably be required by the Warrant Agent in order to enable the Warrant Agent to carry out or perform its duties under this Agreement.

        12.7 Agent Only. The Warrant Agent shall act solely as agent. The Warrant Agent shall not be liable except for the performance of such duties as are specifically set forth herein, and no implied covenants or obligations shall be read into this Agreement against the Warrant Agent, whose duties and obligations shall be determined solely by the express provisions hereof.

        12.8 Right to Counsel. The Warrant Agent may at any time consult with legal counsel satisfactory to it (who may be legal counsel for the Company), and the Warrant Agent shall incur no liability or responsibility to the Company or to any Warrant holder for any action taken, suffered or omitted by the Warrant Agent in good faith in accordance with the opinion or advice of such counsel.

        12.9 Compensation. The Company agrees to pay the Warrant Agent reasonable compensation for its services hereunder to be agreed upon and to reimburse the Warrant Agent for its reasonable expenses hereunder; and further agrees to indemnify the Warrant Agent and hold it harmless against any and all liabilities, including, but not limited to, judgments, costs and reasonable counsel fees, for anything done, suffered or omitted by the Warrant Agent in the execution of its duties and powers hereunder, except for any such liabilities that arise as a result of the Warrant Agent's bad faith, negligence or willful misconduct.

        12.10 Accounting. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all moneys received by the Warrant Agent on behalf of the Company on the purchase of Warrant Shares through the exercise of Warrants. The Warrant Agent shall advise the Company by telephone at the end of each day on which a payment for the exercise of Warrants is received of the amount so deposited to the account designated pursuant to Section 4.2 (i) hereof. The Warrant Agent shall promptly confirm such telephone advice to the Company in writing.

        12.11 No Conflict. The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

        12.12 Resignation; Termination. The Warrant Agent may resign its duties and be discharged from all further duties and liabilities hereunder (except liabilities arising as a result of the Warrant Agent's bad faith, negligence or willful misconduct), after giving thirty (30) days' prior written notice to the Company. The Company may remove the Warrant Agent upon thirty (30) days' written notice (or at any time if the Warrant Agent is removed as a result of its bad faith, negligence or willful misconduct), and the Warrant Agent shall thereupon in like manner be discharged from all further duties and liabilities hereunder, except as to liabilities arising as a result of the Warrant Agent's bad faith, negligence or willful misconduct. The Company shall cause to be mailed promptly (by first class mail, postage prepaid) to each registered holder of a Warrant at such holder's last address as shown on the register of the Company, at the Company's expense, a copy of such notice of resignation or notice of removal, as the case may be. Upon such resignation or removal the Company shall promptly appoint in writing a new warrant agent. If the Company shall fail to make such appointment within a period of thirty (30) days after it has been notified in writing of such resignation by the resigning Warrant Agent or after such removal, then the holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a new warrant agent.
Pending appointment of a successor to the Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company. Any successor warrant agent, whether appointed by the Company or by a court of competent jurisdiction, shall be a corporation, incorporated under the laws of the United States or of any state thereof and authorized under such laws to exercise corporate trust powers, be subject to supervision and examination by Federal or state authority, and have a combined capital and surplus of not less than $100,000,000 as set forth in its most recent published annual report of condition. After acceptance in writing of such appointment by the new warrant agent it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the Company, the resigning or removed Warrant Agent or the new warrant agent as may be required. Not later than the effective date of any such appointment the Company shall file notice thereof with the resigning or removed Warrant Agent and shall forthwith cause a copy of such notice to be mailed (by first class, postage prepaid) to each registered holder of a Warrant at such holder's last address as shown on the register of the Company. Failure to give any notice provided for in this
Section 12.12, or any defect in any such notice, shall not affect the legality or validity of the resignation of the Warrant Agent or the appointment of a new warrant agent, as the case may be.

        12.13 Change of Warrant Agent. If at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignature under its prior name and deliver Warrant Certificates so countersigned; and if at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and this Agreement.

        12.14 Successor Warrant Agent. Any corporation or entity into which the Warrant Agent or any new warrant agent may be merged or any corporation or entity resulting from any consolidation to which the Warrant Agent or any new warrant agent shall be a party or any corporation or entity succeeding to all or substantially all the agency business of the Warrant Agent or any new warrant agent shall be a successor Warrant Agent under this Agreement without any further act, provided that such corporation would be eligible for appointment as a new warrant agent under the provisions of Section 12.12 of this Article 12. The Company shall promptly cause the successor Warrant Agent to mail notice of its succession as Warrant Agent (by first class mail, postage prepaid) to each registered holder of a Warrant at its last address as shown on the register of the Company.

                                   ARTICLE 13

                                 REMEDIES, ETC.

        Prior to the exercise of the Warrants represented thereby, no holder of a Warrant Certificate, as such, shall be entitled to any rights of a stockholder of the Company, including, but not limited to, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of stockholders, and no such holder shall be entitled to receive notice of any proceedings of the Company except as provided in this Agreement. Nothing contained in this Agreement shall be construed as imposing any liabilities on such holder to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

                                   ARTICLE 14

                                 MISCELLANEOUS

        14.1 Notices. Any notice, demand or delivery authorized by this Agreement shall be sufficiently given or made if sent by first class mail, postage prepaid, delivered by hand or delivered by overnight courier, in each case addressed to any registered holder of a Warrant at such holder's last known address appearing on the register of the Company or the Warrant Agent, and to the Company or the Warrant Agent as follows, or delivered by facsimile (in the case of notices to any registered holder, to the last known facsimile number of such holder appearing on the register of the Company or the Warrant Agent):

If to the Company:

                APW Ltd.
                N22 W23685 Ridgeview Parkway West
                Waukesha, Wisconsin 53188-1013
                Attn: Secretary and General Counsel
                Telephone:   (262) 523-7600
                Facsimile:   (262) 523-7588

If to the Warrant Agent:

                American Stock Transfer & Trust Company
                59 Maiden Lane
                New York, New York 10038
                Attention: Corporate Trust Department
                Telephone:   (718) 921-8209
                Facsimile:   (718) 331-1852

or such other address as shall have been furnished in writing, in accordance with this Section 14.1, to the party giving or making such notice, demand or delivery.

        14.2 Governing Law and Consent to Forum. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        14.3 Benefits of this Agreement. This Agreement shall be binding upon and inure to the benefit of the Company and the Warrant Agent and their respective successors and assigns, and the registered and beneficial holders from time to time of the Warrants and of holders of the Warrant Shares, where applicable. Nothing in this Agreement is intended or shall be construed to confer upon any other Person, any right, remedy or claim under or by reason of this Agreement or any part hereof.

        14.4 Agreement of Holders of Warrant Certificates. Every holder of a Warrant Certificate, by accepting the same, covenants and agrees with the Company, the Warrant Agent and with every other holder of a Warrant Certificate that the Warrant Certificates are transferable on the registry books of the Warrant Agent only upon the terms and conditions set forth in this Agreement, and the Company and the Warrant Agent may deem and treat the Person in whose name the Warrant Certificate is registered as the absolute owner for all purposes whatsoever and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

        14.5 Counterparts. This Agreement may be executed in any number of counterparts and each such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

        14.6 Amendments. This Agreement may be amended by the parties hereto, without the consent of the holder of any Warrant Certificate, for the purpose of curing any manifest error, or of curing, correcting or supplementing any defective provision contained herein, or making any other provisions with respect to matters or questions arising under this Agreement as the Company and the Warrant Agent may deem necessary or desirable; provided, that such action shall not adversely affect the interests of the holders of the Warrant Certificates. Any other amendment shall require the consent of the holders of Warrants representing a majority in number of the then outstanding Warrants.

        Any such modification or amendment will be conclusive and binding on all present and future holders of Warrant Certificates whether or not they have consented to such modification or amendment or waiver and whether or not notation of such modification or amendment is made upon such Warrant Certificates. Any instrument given by or on behalf of any holder of a Warrant Certificate in connection with any consent to any modification or amendment will be conclusive and binding on all subsequent holders of such Warrant Certificate.

        14.7 Consent to Jurisdiction. Notwithstanding anything to the contrary contained in Section 14.2 hereof, the parties hereby expressly acknowledge and agree that, to the extent permitted by applicable law, the Bankruptcy Court shall have exclusive jurisdiction to hear and determine any and all disputes concerning the distribution of Warrants hereunder to holders of Claims pursuant to the Plan.

        14.8 Headings. The table of contents hereto and the descriptive headings of the several sections hereof are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

        14.9 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                                   APW LTD.

                                                   By: /s/ Richard D. Carroll
                                                       -------------------------

                                                      Name: RICHARD D. CARROLL
                                                            --------------------

                                                      Title: VICE PRESIDENT
                                                             -------------------

                                                   AMERICAN STOCK TRANSFER &
                                                   TRUST COMPANY

                                                   By: /s/ Herbert J. Lemmer
                                                       -------------------------

                                                      Name: HERBERT J. LEMMER
                                                            --------------------

                                                      Title: VICE PRESIDENT
                                                             -------------------

                                    EXHIBIT A

                           FORM OF WARRANT CERTIFICATE

                     [FORM OF FACE OF WARRANT CERTIFICATE]


CUSIP No. ______________

Warrant No. ____________                           Number of Warrant(s): _______


Exercisable During the Period that Commences at 9:00 a.m., New York City time, on August 1, 2002 and Terminates at 5:00 p.m., New York City time, on July 31, 2009 except as provided below.

                               WARRANT TO PURCHASE

                    COMMON SHARES, PAR VALUE $0.02 PER SHARE,

                                       OF

                                    APW LTD.

        This certifies that


        or registered assigns, is the registered owner of the number of warrants set forth above (the "Warrants"), each of which represents the right, at any time after August 1, 2002 (the "Original Issue Date") and on or before 5:00 p.m., New York City time, on July 31, 2009, unless terminated earlier pursuant to the terms of the Warrant Agreement (as defined below) (the "Exercise Period"), to purchase from APW Ltd., a Bermuda company (the "Company"), at the price per share of $448.95 (the "Exercise Price"), one common share, $0.02 par value (the "Common Share"), of the Company as such share was constituted as of the Original Issue Date, subject to adjustment as provided in the Warrant Agreement hereinafter referred to, upon surrender hereof, with the subscription form on the reverse hereof duly executed, by hand or by mail to 59 Maiden Lane, New York, New York 10038 Attention: Corporate Trust Department, or to any successor thereto, as the warrant agent under the Warrant Agreement, at the office of such successor maintained for such purpose (any such warrant agent being herein called the "Warrant Agent") (or, if such exercise shall be in connection with an underwritten public offering of Common Shares (as such term and other capitalized terms used herein are defined in the Warrant Agreement) subject to the Warrant Agreement, at the location at which the Company shall have agreed to deliver such securities), and simultaneous payment in full (which shall be made by certified or official bank or bank cashier's check payable to the order of the Company, or by wire transfer of immediately available funds to an account designated by the Warrant Agent for the benefit of the Company).

        Upon any partial exercise of the Warrants represented by this Warrant Certificate, there shall be issued to the holder hereof a new Warrant Certificate representing the Warrants that were not exercised.

        Subject to the terms of the Warrant Agreement, the Warrants may be exercised in whole or in part by presentation of this Warrant Certificate with the Subscription Form attached hereto duly executed and with the simultaneous payment of the Exercise Price in cash (subject to adjustment) to the Warrant Agent for the account of the Company at the office of the Warrant Agent. Payment of the Exercise Price in cash shall be made by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose.

        No fractional shares may be issued upon the exercise of rights to purchase hereunder, and as to any fraction of a share otherwise issuable, the Company will make a cash payment in lieu of such issuance, as provided in the Warrant Agreement.

        This Warrant Certificate is issued under and in accordance with a Warrant Agreement, dated as of July 31, 2002 (the "Warrant Agreement"), between the Company and American Stock Transfer & Trust Company, as Warrant Agent, and is subject to the terms and provisions contained therein. The Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the registered holders of the Warrants. The holder of this Warrant Certificate consents to all terms and provisions of the Warrant Agreement by acceptance hereof. Copies of the Warrant Agreement are on file at the above-mentioned office of the Warrant Agent and may be obtained by writing to the Warrant Agent.

        REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS WARRANT SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

Dated: July 31, 2002

APW LTD.

By:
    ---------------------------
      Name:
            -------------------
      Title:
             ------------------

Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY
 as Warrant Agent

By:
    ---------------------------
      Name:
            -------------------
      Title:
             ------------------

                    [FORM OF REVERSE OF WARRANT CERTIFICATE]

                                    APW LTD.

        The transfer of this Warrant Certificate and all rights hereunder is registrable by the registered holder hereof, in whole or in part, on the register of the Company upon surrender of this Warrant Certificate at the office or agency of the Company or the office of the Warrant Agent maintained for such purpose at 59 Maiden Lane, New York, New York 10038, Attention: Corporate Trust Department, duly endorsed or accompanied by a written instrument of transfer duly executed and in form satisfactory to the Company and the Warrant Agent, by the registered holder hereof or his attorney duly authorized in writing and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer or registration thereof. Upon any partial transfer the Company will cause to be delivered to such holder a new Warrant Certificate or Certificates with respect to any portion not so transferred.

        This Warrant Certificate may be exchanged at the office or agency of the Company or the office of the Warrant Agent maintained for such purpose at 59 Maiden Lane, New York, New York 10038, Attention: Corporate Trust Department, for Warrant Certificates representing the same aggregate number of Warrants, each new Warrant Certificate to represent such number of Warrants as the holder hereof shall designate at the time of such exchange.

        Prior to the exercise of the Warrants represented hereby, the holder of this Warrant Certificate, as such, shall not be entitled to any rights of a stockholder of the Company, including, but not limited to, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of stockholders, and shall not be entitled to receive notice of any proceedings of the Company except as provided in the Warrant Agreement. Nothing contained herein shall be construed as imposing any liabilities upon the holder of this Warrant Certificate to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

        This Warrant Certificate shall be void and all rights represented hereby shall cease unless exercised before 5:00 p.m., New York time on July 31, 2009, unless the exercise period is terminated earlier in accordance with the Warrant Agreement.

        This Warrant Certificate shall not be valid for any purpose until it shall have been manually countersigned by an authorized signatory of the Warrant Agent.

        Witness the facsimile seal of the Company and the signature of its duly authorized officer.

                                SUBSCRIPTION FORM

                 (To be executed only upon exercise of warrant)
TO APW LTD.
American Stock Transfer & Trust Company, as Warrant Agent

Attention:_____________________

                The undersigned:

                (i) irrevocably exercises______Warrants represented by the within Warrant Certificate,

                (ii) purchases_______Common Shares, par value $0.02 per share, of APW LTD. (before giving effect to the adjustments provided in the Warrant Agreement referred to in the within Warrant Certificate) for each Warrant so exercised and herewith makes payment in full of the Exercise Price, in respect of each Warrant so exercised as provided in the Warrant Agreement. Payment of the Exercise Price in cash shall be made by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose,

                (iii) surrenders this Warrant Certificate and all right, title and interest therein to APW LTD., and

                (iv) directs that the securities or other property deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Dated:______________, 200_


                                        ----------------------------------------
                                        (Owner)*

                                        ----------------------------------------
                                        (Signature of Authorized Representative)

                                        ----------------------------------------
                                        (Street Address)

                                        ----------------------------------------
                                        (City) (State) (Zip Code)

Securities or property
to be issued and delivered to:

                                        ----------------------------------------
                                        Signature Guaranteed**

Please insert social
security or other
identifying number

---------------------

Name ___________________________________________________________________________

Street Address _________________________________________________________________

City, State and Zip Code _______________________________________________________

                * The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

                ** The signature must be guaranteed by a Securities Transfer Association medallion program ("stamp") participant or an institution receiving prior approval from the Warrant Agent.

                               FORM OF ASSIGNMENT

                FOR VALUE RECEIVED, the undersigned registered holder of the within Warrant Certificate hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant Certificate, with respect to the number of warrants set forth below:

          Name of                                          No. of
         Assignee               Address                   Warrants
         --------               -------                   --------

Please insert social
security or other
identifying number
of Assignee

---------------------

and does hereby irrevocably constitute and appoint Richard D. Carroll attorney to make such transfer on the books of APW LTD. maintained for the purpose, with full power of substitution in the premises.

Dated:____________________, 200_

                                        Name                                  *
                                             ---------------------------------

                                        Signature of Authorized
                                        Representative

                                        Signature Guaranteed                  **
                                                             -----------------

                * The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

                ** The signature must be guaranteed by a Securities Transfer Association medallion program ("stamp") participant or an institution receiving prior approval from the Warrant Agent.